UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2015

Simon Property Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 W. Washington Street

 Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 636-1600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07                                  Submission of Matters to a Vote of Security Holders

At the 2015 Annual Meeting of Stockholders held on May 14, 2015, the Company’s stockholders voted on the following business items which were set forth in the notice for the meeting:

Proposal 1 — Election of Directors: a proposal to elect ten (10) directors each for a one-year term ending at the 2016 annual meeting of stockholders, including three (3) persons elected as directors by the voting trustees who vote the Class B common stock. All of the nominees for director received the requisite votes to be elected;

Proposal 2 — Advisory Vote and Approval of the Company’s Executive Compensation:  a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement received in excess of 90% of the votes cast;

Proposal 3 — Ratification of Independent Registered Public Accounting Firm: a proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015; and

Proposal 4 — Stockholder Proposal: a proposal to amend the Company’s governing documents to provide that all matters presented to shareholders, other than the election of directors, shall be decided by a simple majority of the shares voted FOR and AGAINST an item unless shareholders have approved higher thresholds, or applicable laws or stock exchange restrictions dictate otherwise.

The vote tabulation for each proposal is as follows:

Proposal 1 — Election of Directors

Nominee	For	Against	Abstain	Broker Non-Vote
Melvyn E. Bergstein	257,978,422	7,420,340	222,587	11,132,756
Larry C. Glasscock	264,236,108	1,162,754	222,487	11,132,756
Karen N. Horn, Ph.D.	259,328,992	6,068,690	223,667	11,132,756
Allan Hubbard	259,689,156	5,700,953	231,240	11,132,756
Reuben S. Leibowitz	256,108,211	9,288,588	224,550	11,132,756
Daniel C. Smith, Ph.D.	259,700,647	5,695,965	224,737	11,132,756
J. Albert Smith, Jr.	240,197,610	25,216,443	207,296	11,132,756

The voting trustees who vote the Company’s Class B common stock voted all 8,000 outstanding Class B shares for the election of the following three (3) persons as directors:

David Simon

Herbert Simon

Richard S. Sokolov

Proposal 2 — Advisory Vote and Approval of the Company’s Executive Compensation

For	Against	Abstain	Broker Non-Votes
248,553,163	9,438,603	7,629,583	11,132,756

Proposal 3 — Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain
274,227,964	2,317,589	208,552

Proposal 4 — Stockholder Proposal

For	Against	Abstain	Broker Non-Votes
20,442,010	244,599,530	579,809	11,132,756

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2015

SIMON PROPERTY GROUP, INC.

	By:	/s/ James M. Barkley
		Name:	James M. Barkley
		Title:	General Counsel and Secretary